FORD MOTOR CREDIT COMPANY
               OCTOBER 1996-B OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   Nov-96
Distribution Date                                                 12/15/96


Total Portfolio                                          1,043,383,033.73
Total Securities                                         1,043,383,033.73
Class A-1 Notes                                            310,000,000.00
Class A-2 Notes                                            295,000,000.00
Class A-3 Notes                                            251,000,000.00
Class A-4 Notes                                            150,864,000.00
Class B Certificates                                        36,519,033.73


I. COLLECTIONS
Interest:
Interest Collections
   Simple Interest                                           5,812,436.76
   Pre Computed                                              3,521,644.43
Repurchased Loan Proceeds Related to Interest                        0.00
(C2)  Investment Earnings from Interest Shortfall Account
(C3)  Investment Earnings from Prefunding Account
(C4)  Investment Earnings from Yield Supplement Account
Total Interest Collections                                   9,334,081.19

Principal:
Principal Payments Received
   Simple Interest                                          20,245,134.77
   Pre Computed                                             10,601,223.54
Liquidation Proceeds                                           126,562.86
Repurchased Loan Proceeds Related to Principal                       0.00
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 30,972,921.17
Aggregate Losses for Collection Period                         261,176.32
Total Regular Principal Reduction                           31,107,534.63

Total Collections                                           40,307,002.36

II. DISTRIBUTIONS
Total Interest Collections                                   9,334,081.19

Servicing Fee:
Servicing Fee Due                                              839,389.36
   Per $1,000 of Original Balance                                    0.80
Servicing Fee Paid                                             839,389.36
   Per $1,000 of Original Balance                                    0.80
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                      1,281,646.09
      Per $1,000 of Original Balance                                 4.13
   Class A-1 Notes Monthly Interest Paid                     1,281,646.09
      Per $1,000 of Original Balance                                 4.13
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      1,450,416.67
      Per $1,000 of Original Balance                                 4.92
   Class A-2 Notes Monthly Interest Paid                     1,450,416.67
      Per $1,000 of Original Balance                                 4.92
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      1,275,916.67
      Per $1,000 of Original Balance                                 5.08
   Class A-3 Notes Monthly Interest Paid                     1,275,916.67
      Per $1,000 of Original Balance                                 5.08
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                        792,036.00
      Per $1,000 of Original Balance                                 5.25
   Class A-4 Notes Monthly Interest Paid                       792,036.00
      Per $1,000 of Original Balance                                 5.25
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   4,800,015.43
      Per $1,000 of Original Balance                                 4.77
   Total Note Interest Paid                                  4,800,015.43
      Per $1,000 of Original Balance                                 4.77
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class B Certificates Monthly Interest
   Class B Certificates Monthly Interest Due                   199,333.06
      Per $1,000 of Original Balance                                 5.46
   Class B Certificates Monthly Interest Paid                  199,333.06
      Per $1,000 of Original Balance                                 5.46
   Class B Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                   4,999,348.49
   Total Note and Certificate Interest Paid                  4,999,348.48
   Total Note and Certificate Interest Shortfall                     0.01
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Excess Interest after Note and Cert. Interest Payment        3,495,343.35
Net Losses/Liquidations Proceeds                               134,613.46
Excess Interest Available for Turbo                          3,360,729.89

Principal:
Noteholder's Principal Distribution Amounts
   Noteholder's Regular Principal Distribution Amount       31,107,534.63
      Per $1,000 of Original Balance                                30.90
   Noteholder's Accelerated Prin. Distribution Amount        3,360,729.89
      Per $1,000 of Original Balance                                 3.34
   Noteholder's Total Principal Distribution Amount         34,468,264.52
      Per $1,000 of Original Balance                                34.23
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Due                    34,468,264.52
      Per $1,000 of Original Balance                               111.19
   Class A-1 Notes Monthly Principal Paid                   34,468,264.52
      Per $1,000 of Original Balance                               111.19
   Class A-1 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
   Total Note Principal Due                                 34,468,264.52
      Per $1,000 of Original Balance                                34.23
  Total Note Principal Paid                                 34,468,264.52
      Per $1,000 of Original Balance                                34.23
  Total Note Principal Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
  Total Note Principal Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Prin. Carryover Shortfall                    0.00
      Per $1,000 of Original Balance                                 0.00
Class B Certificates Monthly Principal
   Class B Certificates Monthly Principal Due                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Monthly Principal Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Principal Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Cert. Prin. Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Due                 34,468,264.52
   Total Note and Certificate Principal Paid                34,468,264.52
   Total Note and Certificate Principal Shortfall                    0.00
   Total Note and Certificate Prin. Carryover Shortfall              0.00
   Change in Total Note & Cert. Prin. Carryover Shortfal             0.00

Total Collections                                           40,307,002.36
Total Distributions                                         39,467,613.00

Amount of Draw from Reserve Account                                  0.00
Amount of Deposit into Reserve Account                               0.00

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                              932,329,937.34
   Note Pool Factor                                             0.9259741
   Class A-1 Notes Balance                                 235,465,937.34
   Class A-1 Notes Pool Factor                                  0.7595675
   Class A-2 Notes Balance                                 295,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 251,000,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 150,864,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Certificates Balance                             36,519,033.73
   Class B Certificate Pool Factor                              1.0000000
   Total Note and Cert. Balance                            968,848,971.07
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.13 %
   Weighted Average Remaining Maturity (WAM)                        46.53
   Remaining Number of Receivables                              79,526.00
   Portfolio Receivable Balance                            976,159,695.18
Overcollateralization Information
   Overcollateralization                                     7,310,724.11
   Overcollateralization Percent                                     0.75 %
Equity Information
   Equity                                                   36,519,033.73
   Equity Percent                                                    3.77 %

IV. RECONCILIATION OF PREFUNDING ACCOUNT

(A) Beginning of Month Prefunding Account Balance
(B) Principal Balance of Loans Purchased During the Period
(C) End of Month Prefunding Account Balance

IV. RECONCILIATION OF INTEREST SHORTFALL ACCOUNT

(A) Beginning of Month Interest Shortfall Account Balance
(B) Interest Shortfall Account Investment Earnings
(C) Required Interest Shortfall Account Balance
(D) Interest Shortfall Account Withdrawal

IV. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           30,258,107.98
Draws:
   Draw for Servicing Fee                                            0.00
   Draw for Interest                                                 0.00
   Draw for Realized losses                                          0.00
Excess Interest Deposited into Reserve Account                       0.00
Reserve Account Balance Prior to Release                    30,258,107.98
Reserve Account Required Amount                             30,258,107.98
Reserve Account Release to Servicer                                  0.00
Ending Reserve Account Balance                              30,258,107.98
Change in Reserve Account Balance                                    0.00

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                        126,562.86
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                     261,176.32
Charge-off Rate for Collection Period (annualized)                   0.16 %
Cumulative Net Losses for all Periods                          145,851.59
Delinquent Receivables:
   31-60 Days Delinquent                                    12,455,523.36
   61-90 Days Delinquent                                     1,786,895.80
   91-120 Days Delinquent                                            0.00
   120+ Days Delinquent                                              0.00

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Loss and Delinquency Trigger Indicator                  Trigger was not hit